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                                                                    EXHIBIT 10.3


COOPERATION AGREEMENT ON PSTN DEVELOPMENT
PT TELEKOMUNIKASI INDONESIA AND CONSORTIUM OLEX - LUCENT - BRIMBUN
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NO. TELKOM : PKS.14 /HK.810/UTA-00/2002

DATED : FEBRUARY 8, 2003

PARTIES :

I.   Perusahaan Perseroan (Persero) PT. Telekomunikasi Indonesia, Tbk.

II.  Consortium Olex - Lucent - Brimbun

SCOPE OF WORK :

TELKOM award the PSTN EXCELLENCE REGIONAL JUNCTION DIVRE - II WORK which is including SDH Transmission System, Optical Fibre, NMS and Accessories. The scope of work in principal include the followings:

1. Survey design and design review meeting (DRM) on PSTN Excellence Regional Junction DIVRE-II development according to Bill of Quantity (BoQ)

2.   Training

3. Supply and instalation of SDH Transmission equipment, NMS, optical cable and its accessories

4. Acceptance test and integration of WORK to existing equipment in accordance with agreed test procedure by both parties

5. Providing waranty period during 1 (one) year starting from the issuance of Provisional Acceptance Certificate (PAC) for each RING SYSTEM

6.   Maintenance/ system support


CONTRACT AMOUNT

Amount of WORK for this CONTRACT is amounting USD. 28,807,459.84 and Rp.102,828,788,753, excluding 10 % VAT.


CONTRACT IMPLEMENTATION PERIOD

TELKOM and PARTNER agreed to implememnt the CONTRACT within 18 month calendar days commencing from Effective Date of Contract.
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LICENSES

a. PARTNER by his own expenses shall obtain the necessary licenses from concerned authority on time for implementation of PROJECT.

b. TELKOM within maximum authority and according to effective rules will assist PARTNER in obtaining licenses including TELKOM'S issuance of the necessary recommendation to enable PARTNER get the necessary permission for the execution of this CONTRACT.


TAXES AND DUTIES

a.   CONTRACT amount excluding VAT 10 %.

b. Taxes, Stamp Duty including other Duties according to rule and regulation imposed by Government of Indonesia due to this CONTRACT will be borne and responsibility of PARTNER.


PERFORMANCE GUARANTEE

a. PARTNER shall submit performance guarantee issued by Indonesian State Owned by Bank or reputable International Bank amounting 5 % of total WORK Amount excluding 10 % VAT to TELKOM c.q Finance Department DIVRE-II at latest 3 days after this EDC of Financing Agreement.

b.   Performance Guarantee shall be valid until signing date of PAC of last
     RING.

c. In case the validity of Performance Guarantee will be expired before the CONTRACT is finished, then PARTNER shall extend such validity at latest 14 calendar days before project completed.

d. Extension Performance Bond amount shall be 5 % of total uncompleted WORK handed over to TELKOM.

e. In case PARTNER solely forget or intentionally not to extend the Performance Guarantee, then TELKOM may cash such Performance Guarantee without prior consent of PARTNER.

f. Such performance Guarantee shall be returned by TELKOM to PARTNER gradually after PARTNER complete each RING as specified in this CONTRACT.
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g.   In case PARTNER could not partially or totally complete such WORK, then penalty will be imposed The Performance Guarantee will be cashed by TELKOM.

INSURANCE

a. PARTNER at his own expenses to cover all risks of delivery, storage and erection of GOODS and SERVICES until the issuance of PAC for and on behalf of PARTNER as beneficiary.

b.   The appointed insurance company shall be determined by TELKOM.

c. In case the accident happened the replacement money received by PARTNER from Insurance Company shall be used to continue the project and or to replace the damaged equipment.


PENALTY

a. In case PARTNER could not complete the WORK per RING as its obligation in accordance with implementation schedule, then PARTNER will be penalized
     1 0/00 (one per thousand) per day of the contract price of the delayed RING. Total amount of this penalty shall not exceed 5 % of the total contract price of the delayed RING.

b. Penalty amount will be deducted directly from remaining payment which has not been paid to PARTNER by TELKOM.


APPLICABLE LAW AND LANGUAGE

This CONTRACT construe and under perception of law of The Republic of Indonesia.


CONFLICT SETTLEMENT

a. If in the future there is a conflict in definitions and or implementation from the CONTRACT terms, TELKOM and PARTNER agree to firstly discuss in finding solution.

b. Should the compromise can not be reached, TELKOM and PARTNER agree to conclude any dispute of this agreement at BANI (National Arbitration Council).